Share capital	12 Months Ended
Dec. 31, 2020
Share capital
Share capital

Note 23 - Share capital

Accounting policies

Consideration paid and proceeds from selling treasury shares recognized directly in equity within retained losses. Capital reductions through cancellation of treasury shares reduce the share capital by an amount equal to the original cost price of the shares. Dividend payments are recognized as a deduction of equity and a corresponding liability when declared.

No, of shares (thousand)	2020	2019
January 1	36,055	30,787
Increase due to issue of new shares	3,745	5,268
December 31	39,800	36,055

The share capital solely consists of one class of ordinary shares all issued of DKK 1 each and all shares rank equally. The shares are negotiable instruments with no restrictions on their transferability. All shares have been fully paid. At the annual general meeting on April 2, 2020 Zealand was authorized to increase the nominal share capital by nominally DKK 9,013,665 during the period until April 2, 2025. At December 31,2020 nominally DKK 5,587,388 of the authorization remains. Further please refer to note 33 for the capital increase made in January 2021.

On June 22, 2020 a total of 2,684,461 new shares have been subscribed through a private and direct shares issue with a net proceeds pf DKK 655.0 million. On March 26, a total of 741,816 new shares have been subscribed through a private share issue to US based investors with a net proceeds of DKK 136.5 million. The cost of share issues amounts to DKK 42.7 million.

On March 20, 2019, a total of 802,859 new shares have been subscribed through a direct share issue to Alexion Pharmaceuticals, Inc. in connection with entering into the license agreement with Zealand Pharma A/S with net proceeds of DKK 85.6 million, including costs of DKK 0 million. On September 5, 2019, a total of 3,975,000 new shares have been subscribed through a private placement and directed share issue to existing shareholder Van Herk Investments B.V. with net proceeds of DKK 545.6 million, including costs of DKK 14.0 million. Other capital increases in 2019 and 2018 related to exercise of warrant programs.

Expenses directly related to capital increases are deducted from equity.

At December 31, 2020, there were 64,223 treasury shares (2019:  64,223), equivalent to 0.2% (2019:  0.2%)  of the share capital and corresponding to a market value of DKK 14.1 million (2019:DKK 15.1 million). 22,915 treasury shares have been allocated to performance shares units (PSUs) as part of Zealand Pharma’s long-term incentive program (LTIP) granted June 13, 2019. Of these a total of 19,765 PSU’s remain. See note 6 for a further description of the LTIP program.

Rules on changing the Articles of Association

All resolutions put to the vote of shareholders at general meetings are subject to adoption by a simple majority of votes, unless the Danish Companies Act (Selskabsloven) or our Articles of Association prescribe other requirements.